Fixed Income Investor Update BBVA USA August 2019

2Q19 Financial Update 2 “Safe Harbor” Forward Looking Statements The following should be read in conjunction with the financial statements, notes and other information contained in BBVA USA Bancshares, Inc.’s (the “Company”) Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe the Company’s performance. Reconciliation of those non-GAAP measures are provided within or in the appendix of this presentation. Additionally, certain ratios are presented on an annualized basis for comparison, which is the preferred industry standard. Certain statements in this presentation may contain forward-looking statements about the Company and its industry that involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by securities law. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on 2/28/19, as updated by the Company’s subsequent SEC filings.

Index 4 Bank Overview & Global Rebranding 10 2Q19 Financial Summary 14 Asset Quality Overview 18 Balance Sheet Trends 21 Liquidity & Capital 29 Additional Information

2Q19 Financial Update 4 BBVA 2Q19 Highlights Note: For a better understanding of the financial performance of BBVA Group: 1) BBVA Chile recurrent operations have been excluded in 1Q18 and 2Q18 (sale closed on July 6th); 2) The hyperinflation impact in Argentina recorded in 3Q18 has been allocated on a monthly basis in the first nine 9 months of 2018.

2Q19 Financial Update 5 BBVA 2Q19 Highlights Note: The hyperinflation impact in Argentina recorded in 3Q18 has been allocated on a monthly basis in the first nine 9 months of 2018 impacting 1Q18, 2Q18 and 3Q18 P&L and balance sheet figures. 2Q18 figures include BBVA Chile recurrent operations (sale closed on July 6th).

2Q19 Financial Update 6 BBVA Compass has Rebranded as BBVA USA In June, BBVA, which has been known by different brand family names in different countries, moved to one brand name globally—BBVA. We launched a new logo to portray this unification. The move is part of BBVA’s drive to become a truly global digital company—where the unified brand is recognized in all the areas we operate and beyond. This change is not the result of an acquisition, change in ownership, or merger of any kind. While the names of the Holding Company and Bank have changed, there has been no change to the structure of the legal entity.

2Q19 Financial Update 7 BBVA USA Organization Structure1 BBVA, S.A. $794 B in Assets (USD)2 BBVA USA Bancshares, Inc. (Formerly BBVA Compass Bancshares, Inc.) $92 B in Assets (USD) BBVA Transfer Holding, Inc. BBVA USA $164M in Assets (USD) (Formerly Compass Bank) Non-bank Financial Entity $91 B in Assets (USD) Insured Depository Institution BBVA Securities Inc. $690 M Assets (USD) Broker/Dealer 1 Abridged organizational representation of primary subsidiaries, does not include all entities, trusts, property companies, leasing companies or other holding entities. 2 BBVA S.A. consolidated assets (€697.6 B) reported in dollars with USD/EUR exchange rate of 1.138.

2Q19 Financial Update 8 BBVA USA Operating Footprint

Financial Summary

2Q19 Financial Update 10

2Q19 Financial Summary

$ in millions	2Q18	1Q19	2Q19	% Change QoQ	% Change YoY
Net interest income	643.5	683.1	659.7	-3	3
Noninterest income (ex. Securities gains)	270.0	248.8	284.3	14	5
Securities gains	0.0	9.0	0.0	-100	NM
Revenues	**913.5**	**940.8**	**944.0**	**0**	**3**
Noninterest expense	579.5	582.0	598.3	3	3
Operating income[1]	**334.0**	**358.9**	**345.7**	**-4**	**4**
Provision	91.3	182.3	155.0	-15	70
Pre-Tax income	242.7	176.6	190.7	8	-21
Tax expense	58.3	35.6	30.5	-14	-48
Noncontrolling interest	0.6	0.6	0.6	NM	NM
Net income attributable to BBVA USA Bancshares, Inc.	**183.8**	**140.4**	**159.6**	**14**	**-13**
Preferred stock dividends	4.3	4.5	4.7	4	9
Net income attributable to common shareholder	**179.5**	**135.9**	**154.9**	**14**	**-14**
Average loans ($B)	63.20	65.48	64.06	-2	1
Average deposits ($B)	69.74	72.20	72.69	1	4
Net Interest Margin (%)	3.30	3.41	3.24	-17 bps	-6 bps
Return on Avg. Assets (%)	0.83	0.61	0.69	8 bps	-14 bps
Return on Avg. Tangible Equity (%)[1]	9.05	6.64	7.34	70 bps	-171 bps
Efficiency Ratio (%)[1]	62.56	61.58	62.50	92 bps	-6 bps

1 Non-GAAP metrics with reconciliation in Additional Information section.

- YoY revenue and operating income growth continue; QoQ margin indicative of lower loan balances, flattening yield curve, and higher funding costs.
- QoQ provision was lower in both Consumer and Commercial banking.
- Expenses continue to be well-contained.

2Q19 Financial Update 11 BBVA USA: Key Points for 2nd Quarter 2019 Net income of $160 million in 2Q19 up 14% over 1Q19, driven by increased fee Earnings / • income and decline in provisions. Capital • Strong capital position: CET1 = 12.57%. • Margin impacted by reduced loan portfolios, and reflects impact of rates turning lower while deposit costs lag. Margin / Fee • Solid fee income from across core areas: service charges on deposits, Income investment services sales fees, asset management, card and merchant processing fees. • Recent asset quality improvement: charge-offs higher but provision lower led Asset Quality by Commercial and Consumer banking. • Consumer charge-offs now leveling / consumer-direct portfolio now smaller. Cost • Expenses well contained reflecting continued discipline across expense Management categories with measured investment in future growth initiatives.

2Q19 Financial Update 12 Loan Yields & Deposit Rates / Rate Sensitivity Loan Yields and Cost of Total Deposits Loan Yields Cost of IB Deposits 5.03% 5.01% Loan & Deposit Portfolio trends 4.86% 4.71% 4.58% 4.40% 4.29% Loan yields down 2 bps. 4.19% 4.23% 3.98% IB deposit rates +13 bps / 3.79% 1.55% 3.71% 3.74% 1.42% 1.29% 1.12% Pricing lagging market rates – 0.96% 0.75% 0.83% similar to industry trends. 0.65% 0.64% 0.63% 0.61% 0.59% 0.67% Trimming exposure on asset- sensitive balance sheet Estimated % Change in NII Asset-sensitive core balance Data as of June 30, 2019 sheet. - 100 basis points Taking actions with deposit pricing and hedges to reduce rate sensitivity. -4.7% Assumes a gradual and sustained parallel shift in interest rate

Asset Quality Overview

2Q19 Financial Update 14 Charge-offs, Provision, and Reserve Coverage Net Charge Offs Provision Expense Quarterly Percentage Annualized as a % of average loans ($ in millions) 2.37% $825 $984 1.19% Annual Quarterly 0.90% 0.63% 0.63% Annual Quarterly 0.44% 0.47% 0.51% $429 $486 0.40% 0.22% 0.19% $365 $303 $288 $323 $278 $283 $227 $194 $182 $210 $155 $143 $122 $116 $102 $108 $106 $29 2010 2011 2012 2013 2014 2015 2016 2017 2018 1Q19 2Q19 2010 2011 2012 2013 2014 2015 2016 2017 2018 1Q19 2Q19 Nonperforming Loans to Total Loans Nonperforming Loans Nonaccrual loans + Past dues 90 days Nonaccrual loans + Past dues 90 days TDRs 90 Days Past Due & Accruing 5.07% $2,050 Loans 90 Days Past Due & Accruing Energy Nonccruals $1,549 Nonaccruals 3.68% Combined Separate Energy $869 $983 Annual Quarterly $871 1.92% $811 $797 $718 1.63% $526 1.03% 1.24% 1.34% 1.26% $477 1.16% $396 0.69% 0.78% 2010 2011 2012 2013 2014 2015 2016 2017 2018 1Q19 2Q19 2010 2011 2012 2013 2014 2015 2016 2017 2018 1Q19 2Q19

2Q19 Financial Update 15 Asset Quality and Coverage Metrics ALLL and ALLL / Total Loans ALLL to NPLs ($ in millions) 2.75% 2.51% 173% 1.78% Annual Quarterly 160% 1.52% 1.54% 1.38% 1.40% 1.37% 1.36% 135% $1,109 1.19% 1.24% $1,052 117% 123% $966 $978 109% 111% $885 $803 $838 $843 93% 90% $763 $701 $685 69% 55% Annual Quarterly 2010 2011 2012 2013 2014 2015 2016 2017 2018 1Q19 2Q19 2010 2011 2012 2013 2014 2015 2016 2017 2018 1Q19 2Q19

2Q19 Financial Update 16 Asset Quality Summary • YoY increase in charge-offs driven by consumer portfolio (Consumer Direct in particular), but reflective of growth of other Consumer loans (credit cards, Charge Offs indirect auto) as well. Consumer Direct portfolio now lower than 4Q18. & Provision • YoY provision largely reflects coverage of Consumer C/Os with modest increase in Commercial provisioning. • NPL’s somewhat higher YoY, driven primarily by unrelated Commercial credits NPLs and modest increase in indirect auto. NPAs • Energy portfolio non-accruals now $151 million, and portfolio relatively static at $3.0 billion, close to levels from early 2017. Higher level of allowance for loan losses driven by Consumer portfolio trends, Allowance • and modest LLR increase for Commercial credits. Ratios • NPL coverage ratio at 123%. ALLL to total loans at 1.54%

Balance Sheet Trends

2Q19 Financial Update 18 Loan Portfolio Trends CF&A CRE Resi Mortgage Other Consumer Loans Other and LHFS Consumer Direct Consumer Indirect $65.3 $65.0 $63.3 $64.5 $63.4 $61.7 $62.3 $61.4 $60.2 $3.8 $3.8 $3.5 $3.7 $3.8 $3.2 $3.3 $2.6 $2.5 $3.5 $2.1 $2.4 $3.1 $1.7 $1.9 $1.3 $2.5 $0.9 $1.3 $3.8 $3.9 -2.5% $3.7 $3.7 $3.7 $3.8 $3.8 $3.6 $3.6 QoQ $13.4 $13.4 $13.4 $13.3 $13.4 $13.4 $13.4 $14.0 $13.3 $13.7 $13.9 $14.5 $15.0 $12.8 $13.3 $14.0 $14.9 $15.0 $26.0 $25.1 $25.7 $26.4 $26.6 $26.7 $26.6 $25.3 $24.9 2015 2016 2017 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 $ in Billions / Period-end Annual Quarterly QoQ decline in loan balances reflect sale of CF&A loans to BBVA NY. CF&A: Commercial, Financial & Agricultural “CRE” consists of Commercial Real Estate Mortgage and Commercial Real Estate Construction “Other Consumer Loans” consists of Equity Lines of Credit, Equity Loans, and Credit Card

2Q19 Financial Update 19 Deposit Funding Trends and Mix Noninterest DDA Savings & Money Market • YoY solid IB deposit Time Deposits Interest Bearing DDA growth led by the $74.4 $72.2 $72.6 Commercial and Retail $69.3 $69.9 $70.1 $70.4 $67.3 $66.0 $9.5 $8.4 $9.4 Banking. $8.4 $8.6 $8.1 $7.8 $7.4 $8.2 $15.7 $16.0 $15.0 $13.9 $13.8 $14.4 $14.7 $14.0 $13.4 • Early signs of non- interest DDA stabilizing $25.4 $25.8 $26.2 $26.9 $27.9 $28.5 $27.6 $25.2 $25.3 after matching declining industry trends with rising rates. $19.3 $20.3 $21.6 $21.8 $21.4 $21.0 $20.2 $20.4 $20.6 Brokered deposits = 2015 2016 2017 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 • Annual Quarterly $6.7b, substantially $ in Billions / Period-end lower QoQ and YoY. -2.4% +3.5% QoQ YoY

Liquidity & Capital

2Q19 Financial Update 21 BBVA Manages a Decentralized Liquidity Model Subsidiary Subsidiary Subsidiary Subsidiaries are separate legal entities that operate locally in the countries in which they operate. “Think globally but act locally”.

2Q19 Financial Update 22 Wholesale Funding Levels $ in Billions. Period-end FHLB Borrowings Brokered Deposits Wholesale funding levels Senior Unsecured Debt Other Short-term Borrowings Subordinated Notes & Debentures lower both QoQ and YoY: $14.8 $1.4 • Retail insured brokered $13.0 $12.7 $12.7 $12.4 $12.2 $12.5 $11.8 $1.0 deposits substantially $2.4 $1.0 $11.5 $1.4 $1.0 $1.0 $11.3 $1.0 $0.1 $0.0 $1.4 $0.3 $0.1 $10.7 $1.4 $1.4 $1.0 $2.5 reduced. $1.4 $0.0 $2.5 $2.5 $1.0 $1.8 $2.5 $1.4 $2.6 $2.8 Brokered deposit levels $2.5 • $1.0 driven in part by $1.0 $8.4 $7.6 $8.4 $7.5 stringent Parent EBA $7.9 $9.0 $7.9 $8.5 $6.7 $6.3 LCR requirements. $5.8 $1.6 $1.6 $1.6 $1.2 $1.0 $0.5 $0.5 $0.7 $0.5 $0.5 $0.5 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Exclusive of BBVA Securities Inc (BSI) Treasury repo book FHLB: Federal Home Loan Bank

2Q19 Financial Update 23 Highly Liquid with Large Pool of HQLA AFS/Liquid HTM Securities & Cash Significant stock of High $ in Billions. Period-end balances Quality Liquid Assets (HQLA) for LCR ratio in the U.S. and 145% 144% LCR 141% for BBVA Group. LCR materially exceeds $6.0 $5.8 $4.1 $3.6 $3.5 $3.3 Modified U.S. LCR $3.4 $3.7 $3.5 requirements. Subject to $1.1 $1.4 $1.7 $2.2 more stringent parent $3.9 $4.3 requirements. $12.1 $12.3 $12.7 LCR limits established at $11.4 $11.3 $11.1 $11.0 $9.3 $9.0 BBVA level, ensuring strong, independent liquidity profile across subsidiaries. 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Available for Sale Securities Taxable HTM Securites* Cash & Cash Equivalents *Taxable HTM Securities = Total HTM Less State and Political Obligations.

2Q19 Financial Update 24 1Q19 Liquidity Coverage Ratio Versus Peers 142% 144% 145% 130% 121% 115% 117% 108% 111% 111% 111% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 BBVA USA Source: Public disclosure by company or S&P Global Market Intelligence Peer group: BBT, STI, PNC, CFG, RF, FITB, MTB, HBAN, KEY, USB

2Q19 Financial Update 25 Strong Capital Levels Tier 1 Common Equity Ratio (%) Period End 12.34 12.57 12.08 11.97 12.07 12.00 11.49 11.80 10.70 2015 2016 2017 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Tier 1 Capital Ratio (%) Period End 12.91 12.43 12.67 12.15 12.31 12.41 12.33 11.85 11.08 2015 2016 2017 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Total Capital Ratio (%) Period End 14.87 15.08 14.67 14.58 14.31 14.36 14.49 14.49 13.68 2015 2016 2017 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19

2Q19 Financial Update 26 Senior and Subordinated Debt Maturity Schedule $ in Millions 1,150 750 700 600 228 71 2019 2020 2021 2022 2023 2024 2025 2026 Senior Subordinated

2Q19 Financial Update 27 BBVA Ratings At June 30, 2019 Standard Moody’s Fitch & Poor’s BBVA S.A. Long Term Debt Rating A- A3 A- Short Term Debt Rating A-2 P-2 F2 Outlook Negative Stable Negative BBVA USA Bancshares, Inc. Long Term Debt Rating BBB+ Baa2 BBB+ Short Term Debt Rating A-2 — F2 BBVA USA Long Term Debt Rating BBB+ Baa2 BBB+ Long Term Bank Deposits1 N/A A2 A- Subordinated Debt BBB Baa2 BBB Short Term Debt Rating A-2 P-2 F2 Short Term Deposit Rating1 N/A P-1 F2 Outlook Stable Stable Negative 1) S&P does not provide a rating for long-term bank deposits or short-term deposit ratings therefore the rating is N/A

Additional Information

2Q19 Financial Update 29 2Q19 Noninterest Income % % $ in millions 2Q18 1Q19 2Q19 Change Change QoQ YoY Service charges on deposits 58.6 58.9 61.7 5 5 Card and Merchant processing fees 44.0 46.0 50.4 10 15 Investment services sales fees 29.8 26.7 31.3 17 5 Investment banking & advisory fees 24.5 18.9 20.8 10 -15 Money transfer income 23.9 22.0 25.3 15 6 Asset management fees 11.0 10.8 11.9 10 8 Corp. and Corr. investment sales 16.4 6.9 5.6 -19 -66 Mortgage banking income 8.0 4.9 5.9 20 -26 BOLI & Other income 53.8 53.8 71.5 33 33 270.0 248.8 284.3 14 5 Securities gains 0.0 9.0 0.0 -100 NM Total noninterest income 270.0 257.8 284.3 10 5 Core fee income increases Stronger market Weaker Corp. and include deposit charges, performance helped lead Correspondent sales card interchange fees, solid Investment Services attributable to slower loan syndication fees, and Sales Fees, Asset activity & hedges and mortgage banking. Management gains. lack of FX volatility. NM- Not Meaningful

2Q19 Financial Update 30 2Q19 Noninterest Expense % % $ in millions 2Q18 1Q19 2Q19 Change Change QoQ YoY Salaries, benefits, and commissions 286.9 292.7 296.3 1 3 Professional services 68.6 63.9 73.8 15 8 Equipment 63.7 65.4 62.6 -4 -2 Net occupancy 42.7 40.9 40.1 -2 -6 Money transfer expense 16.3 15.0 17.3 15 6 Other expense 101.5 104.0 108.2 4 7 Total noninterest expense 579.5 582.0 598.3 3 3 Q2 compensation increase Increased professional Increase in Other Expense driven by Deferred Comp services fees attributable driven by marketing: online – offset in Other Income. to some re-branding along with BBVA Compensation expense along with BAU and re-branding. remains well contained. technology development.

2Q19 Financial Update 31 Non-GAAP Reconciliation 2Q18 1Q19 2Q19 Computation of Operating Income: Net interest income (GAAP) $ 643,499 $ 683,089 $ 659,749 Plus: noninterest income (GAAP) 270,019 257,760 284,281 Less: noninterest expense (GAAP) 579,545 581,973 598,314 Operating income (non-GAAP) $ 333,973 $ 358,876 $ 345,716 Computation of Average Tangible Equity: Total stockholder's equity (average) (GAAP) $ 13,217,831 $ 13,640,655 $ 13,782,011 Less: Goodwill and other intangibles (average) (GAAP) 5,040,777 5,035,591 5,031,129 Average tangible equity (non-GAAP) [B] 8,177,054 8,605,064 8,750,882 Net income (GAAP) [A] $ 184,398 $ 140,981 $ 160,186 Return on average tangible equity (non-GAAP) ([A]/[B], annualized) 9.05% 6.64% 7.34 % Computation of Efficiency Ratio: Noninterest expense (GAAP) $ 579,545 $ 581,973 $ 598,314 Less: securities impairment (GAAP) — — 113 Total expense [A] $ 579,545 $ 581,973 $ 598,201 Net interest income, taxable equivalent basis $ 656,298 $ 696,286 $ 672,807 Plus: noninterest income (GAAP) 270,019 257,760 284,281 Less: investment securities gains, net (GAAP) — 8,958 — Total revenue [B] $ 926,317 $ 945,088 $ 957,088 Efficiency ratio (non-GAAP) ([A]/[B]) 62.56% 61.58% 62.50%

Fixed Income Investor Update BBVA USA August 2019 Rating Agency Update/ 32